Exhibit 99.20


Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)                SECOND QUARTER
                                                     Percent Change
                                 2007      2006  Total Operations Currency
Sales to customers by segment
 of business
Consumer
    U.S.                        $1,562    $1,103   41.6 %    41.6        -
    International                2,002     1,295   54.6      48.1      6.5
                                 3,564     2,398   48.6      45.1      3.5
Pharmaceutical
    U.S.                         3,860     3,682    4.8       4.8        -
    International                2,289     2,128    7.6       2.0      5.6
                                 6,149     5,810    5.8       3.8      2.0
Med Devices & Diagnostics
    U.S.                         2,619     2,590    1.1       1.1        -
    International                2,799     2,565    9.1       4.4      4.7
                                 5,418     5,155    5.1       2.8      2.3

U.S.                             8,041     7,375    9.0       9.0        -
International                    7,090     5,988   18.4      13.0      5.4
Worldwide                      $15,131   $13,363   13.2 %    10.8      2.4


(Unaudited; Dollars in Millions)                  SIX MONTHS
                                                     Percent Change
                                 2007      2006  Total Operations Currency
Sales to customers by segment
 of business
Consumer
    U.S.                         3,191    $2,253   41.6 %    41.6        -
    International                3,869     2,500   54.8      48.9      5.9
                                 7,060     4,753   48.5      45.4      3.1
Pharmaceutical
    U.S.                         7,894     7,383    6.9       6.9        -
    International                4,476     4,053   10.4       4.7      5.7
                                12,370    11,436    8.2       6.2      2.0
Med Devices & Diagnostics
    U.S.                         5,203     5,110    1.8       1.8        -
    International                5,535     5,056    9.5       4.6      4.9
                                10,738    10,166    5.6       3.2      2.4

U.S.                            16,288    14,746   10.5      10.5        -
International                   13,880    11,609   19.6      14.2      5.4
Worldwide                      $30,168   $26,355   14.5 %    12.1      2.4



Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)                SECOND QUARTER
                                                     Percent Change
                                      2007  2006 Total Operations Currency
Sales to customers by
 geographic area
U.S.                                $8,041  $7,375  9.0 %     9.0        -

Europe                               3,907   3,295 18.6      11.0      7.6
Western Hemisphere excluding U.S.    1,131     876 29.1      24.1      5.0
Asia-Pacific, Africa                 2,052   1,817 12.9      11.3      1.6
International                        7,090   5,988 18.4      13.0      5.4

Worldwide                          $15,131 $13,363 13.2 %    10.8      2.4


(Unaudited; Dollars in Millions)                  SIX MONTHS
                                                     Percent Change
                                      2007  2006 Total Operations Currency
Sales to customers by
 geographic area
U.S.                               $16,288 $14,746 10.5 %    10.5        -

Europe                               7,720   6,366 21.3      13.0      8.3
Western Hemisphere excluding U.S.    2,177   1,698 28.2      25.5      2.7
Asia-Pacific, Africa                 3,983   3,545 12.4      10.9      1.5
International                       13,880  11,609 19.6      14.2      5.4

Worldwide                          $30,168 $26,355 14.5 %    12.1      2.4




Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings


(Unaudited; in Millions Except
Per Share Figures)                           SECOND QUARTER
                                      2007             2006        Percent
                                       Percent          Percent  Increase
                               Amount to Sales  Amount to Sales (Decrease)
Sales to customers            $15,131    100.0 $13,363    100.0      13.2
Cost of products sold           4,358     28.8   3,788     28.3      15.0
Selling, marketing and
 administrative expenses        5,029     33.3   4,351     32.6      15.6
Research expense                1,866     12.3   1,828     13.7       2.1
In-process research &
 development (IPR&D)                -        -      87      0.6
Interest (income)expense, net     (36)    (0.2)   (196)    (1.5)
Other (income)expense, net       (117)    (0.8)    (98)    (0.7)
Earnings before provision for
 taxes on income                4,031     26.6   3,603     27.0      11.9
Provision for taxes on income     950      6.2     783      5.9      21.3
Net earnings                   $3,081     20.4  $2,820     21.1       9.3


Net earnings per share
 (Diluted)                      $1.05            $0.95               10.5

Average shares outstanding
 (Diluted)                    2,922.5          2,974.4

Effective tax rate               23.6%            21.7%

Adjusted earnings before
 provision for taxes and net
 earnings(A)
     Earnings before provision
      for taxes on income      $4,031     26.6  $3,690(1)  27.6       9.2
     Net earnings              $3,081     20.4  $2,907(1)  21.7       6.0
     Net earnings per share
      (Diluted)                 $1.05            $0.98(1)             7.1
     Effective tax rate          23.6%            21.2%

(1) The difference between as reported earnings before provision for taxes on income and net earnings and adjusted earnings before provision for taxes on income and net earnings is the exclusion of IPR&D of $87 million before tax with no tax benefit, or $0.03 per share.



Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)

                                               SIX MONTHS
                            2007   2006  Percent    Percent  Percent
                                         Change     Change   Change
                                         Total  Operations Currency

Sales to customers        $30,168    100.0  $26,355     100.0     14.5
Cost of products sold       8,743     29.0    7,400      28.1     18.1
Selling, marketing and
administrative expense      9,831     32.5    8,446      32.0     16.4
Research expense            3,518     11.7    3,360      12.7      4.7
In-process research &
development (IPR&D)           807      2.7      124       0.5
Interest (income)expense,
net                          (69)    (0.2)    (377)     (1.4)
Other (income)expense, net  (345)    (1.1)    (816)     (3.1)
Earnings before provision
for taxes on income         7,683     25.4    8,218      31.2    (6.5)
Provision for taxes on
income                      2,029      6.7    2,093       8.0    (3.1)
Net earnings              $ 5,654    18.7   $ 6,125      23.2    (7.7)


Net earnings per share
(Diluted)                 $  1.93           $  2.05              (5.9)

Average shares outstanding
(Diluted)                 2,924.9           2,982.5

Effective tax rate           26.4 %             25.5 %

Adjusted earnings before
provision for taxes and net
earnings(A)
     Earnings before
provision for taxes on
income                    $ 8,490(1)  28.1  $ 7,720(2)   29.3     10.0
     Net earnings         $ 6,461(1)  21.4  $ 5,873(2)   22.3     10.0
     Net earnings per
share  (Diluted)          $  2.21(1)        $  1.97(2)   12.2
     Effective tax rate     23.9%             23.9%

(1) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is IPR&D of $807 million with no tax benefit and $0.28 per share, respectively.

(2) The difference between as reported earnings before provision for taxes on income and net earnings and net earnings per share (diluted) is the Guidant acquisition termination fee of $622 million and $368 million and $0.12 per share, respectively, and IPR&D of $124 million and $116 million and $0.04 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.


Johnson & Johnson
                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                               CURRENT QUARTER

                                                       % Change
                                              --------------------------------
                                     2Q   2Q  Reported  Operational** Currency
                                    2007 2006
    PHARMACEUTICAL SEGMENT*

    ACIPHEX/PARIET
    US                              161   145     10%       10%         0%
    Intl                            175   163      8%        2%         6%
    WW                              336   308      9%        6%         3%

    Anti-Psychotics(1)
    US                              653   568     15%       15%         0%
    Intl                            484   468      3%       -2%         5%
    WW                            1,137 1,036     10%        7%         3%

    CONCERTA
    US                              199   174     14%       14%         0%
    Intl                             56    43     32%       25%         7%
    WW                              255   217     18%       16%         2%

    DURAGESIC
    US                               97   121    -20%      -20%         0%
    Intl                            192   215    -11%      -15%         4%
    WW                              289   336    -14%      -17%         3%

    EPREX/PROCRIT
    US                              449   524    -14%      -14%         0%
    Intl                            309   284      9%        2%         7%
    WW                              758   808     -6%       -8%         2%

    Hormonal Contraceptives
    US                              175   188     -7%       -7%         0%
    Intl                             65    59      9%        3%         6%
    WW                              240   247     -3%       -4%         1%

    LEVAQUIN
    US                              343   330      4%        4%         0%
    Intl                             14    10     44%       40%         4%
    WW                              357   340      5%        5%         0%

    REMICADE
    US                              625   595      5%        5%         -
    Intl                            244   182     34%       34%         -
    WW                              869   777     12%       12%         -

    TOPAMAX
    US                              472   393     20%       20%         0%
    Intl                            106   102      4%       -2%         6%
    WW                              578   495     17%       16%         1%

    (1) Includes Risperdal, Risperdal Consta & Invega


                                                  YEAR TO DATE

                                                        % Change
                                               -------------------------------
                                  2007   2006  Reported Operational** Currency
                                   YTD    YTD
    PHARMACEUTICAL SEGMENT*

    ACIPHEX/PARIET
    US                            320     291    10%          10%       0%
    Intl                          352     323     9%           3%       6%
    WW                            672     614     9%           6%       3%

    Anti-Psychotics(1)
    US                          1,363   1,154    18%          18%       0%
    Intl                          952     901     6%           0%       6%
    WW                          2,315   2,055    13%          10%       3%

    CONCERTA
    US                            399     367     9%           9%       0%
    Intl                          109      85    29%          21%       8%
    WW                            508     452    12%          11%       1%

    DURAGESIC
    US                            212     231    -8%          -8%       0%
    Intl                          379     430   -11%         -16%       5%
    WW                            591     661   -11%         -14%       3%

    EPREX/PROCRIT
    US                            979   1,052    -7%          -7%       0%
    Intl                          596     542    10%           3%       7%
    WW                          1,575   1,594    -1%          -3%       2%

    Hormonal Contraceptives
    US                            350     386   -10%         -10%       0%
    Intl                          127     115    11%           5%       6%
    WW                            477     501    -5%          -6%       1%

    LEVAQUIN
    US                            802     723    11%          11%       0%
    Intl                           30      20    47%          47%       0%
    WW                            832     743    12%          12%       0%

    REMICADE
    US                          1,225   1,160     6%           6%       -
    Intl                          375     297    26%          26%       -
    WW                          1,600   1,457    10%          10%       -

    TOPAMAX
    US                            973     765    27%          27%       0%
    Intl                          215     200     8%           2%       6%
    WW                          1,188     965    23%          22%       1%

    (1) Includes Risperdal, Risperdal Consta & Invega



                              Johnson & Johnson
                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                                CURRENT QUARTER

                                                       % Change
                                              --------------------------------
                                     2Q   2Q  Reported  Operational** Currency
                                    2007 2006
    MEDICAL DEVICES AND
     DIAGNOSTICS*

    Cordis
    US                              397   537    -26%       -26%        0%
    Intl                            455   531    -14%       -17%        3%
    WW                              852 1,068    -20%       -21%        1%

    DePuy
    US                              663   643      3%         3%        0%
    Intl                            472   392     21%        14%        7%
    WW                            1,135 1,035     10%         7%        3%

    Ethicon
    US                              350   321      9%         9%        0%
    Intl                            551   495     11%         5%        6%
    WW                              901   816     10%         6%        4%

    Ethicon Endo-Surgery
    US                              454   417      9%         9%        0%
    Intl                            503   440     14%         9%        5%
    WW                              957   857     12%         9%        3%

    LifeScan
    US                              310   290      7%         7%        0%
    Intl                            286   232     23%        16%        7%
    WW                              596   522     14%        11%        3%

    Ortho-Clinical Diagnostics
    US                              216   185     16%        16%        0%
    Intl                            190   183      4%         0%        4%
    WW                              406   368     10%         8%        2%

    Total Vision Care
    US                              213   183     16%        16%        0%
    Intl                            340   291     17%        17%        0%
    WW                              553   474     17%        17%        0%


                                                 YEAR TO DATE

                                                        % Change
                                               -------------------------------
                                  2007   2006  Reported Operational** Currency
                                   YTD    YTD
    MEDICAL DEVICES AND
     DIAGNOSTICS*

    Cordis
    US                             821  1,067   -23%        -23%         0%
    Intl                           959  1,076   -11%        -14%         3%
    WW                           1,780  2,143   -17%        -18%         1%

    DePuy
    US                           1,341  1,287     4%          4%         0%
    Intl                           951    787    21%         14%         7%
    WW                           2,292  2,074    11%          8%         3%

    Ethicon
    US                             694    617    12%         12%         0%
    Intl                         1,077    973    11%          5%         6%
    WW                           1,771  1,590    11%          7%         4%

    Ethicon Endo-Surgery
    US                             871    797     9%          9%         0%
    Intl                           977    854    14%          9%         5%
    WW                           1,848  1,651    12%          9%         3%

    LifeScan
    US                             602    578     4%          4%         0%
    Intl                           543    449    21%         14%         7%
    WW                           1,145  1,027    12%          9%         3%

    Ortho-Clinical Diagnostics
    US                             434    384    13%         13%         0%
    Intl                           365    354     3%         -2%         5%
    WW                             799    738     8%          6%         2%

    Total Vision Care
    US                             408    355    15%         15%         0%
    Intl                           658    560    17%         16%         1%
    WW                           1,066    915  16.4%       15.2%       0.7%



                              Johnson & Johnson
                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                                CURRENT QUARTER

                                                       % Change
                                              --------------------------------
                                     2Q   2Q  Reported  Operational** Currency
                                    2007 2006
    CONSUMER SEGMENT* (2)

    Skin Care
    US                              338   281     20%       20%         0%
    Intl                            419   373     12%        6%         6%
    WW                              757   654     16%       12%         4%

    Baby & Kids Care
    US                              106    96     10%       10%         0%
    Intl                            381   325     17%       11%         6%
    WW                              487   421     16%       11%         5%

    Oral Care (3)
    US                              186    NA      -         -          -
    Intl                            167    NA      -         -          -
    WW                              353    NA      -         -          -

    OTC/Nutritionals
    US                              584   414     41%       41%         0%
    Intl                            622   219    185%      179%         6%
    WW                            1,206   633     91%       89%         2%

    Women's Health
    US                              164   149     10%       10%         0%
    Intl                            299   266     12%        5%         7%
    WW                              463   415     11%        7%         4%

    (2) 2007 Includes sales from acquisition of PCH
    (3) Oral Care not disclosed in 2006


                                                  YEAR TO DATE

                                                        % Change
                                               -------------------------------
                                  2007   2006  Reported Operational** Currency
                                   YTD    YTD
    CONSUMER SEGMENT* (2)

    Skin Care
    US                             695    598    16%        16%          0%
    Intl                           826    715    16%        10%          6%
    WW                           1,521  1,313    16%        13%          3%

    Baby & Kids Care
    US                             215    199     8%         8%          0%
    Intl                           719    628    15%         9%          6%
    WW                             934    827    13%         9%          4%

    Oral Care (3)
    US                             389     NA     -          -           -
    Intl                           324     NA     -          -           -
    WW                             713     NA     -          -           -

    OTC/Nutritionals
    US                           1,239    859    44%        44%          0%
    Intl                         1,224    427   187%       181%          6%
    WW                           2,463  1,286    91%        89%          2%

    Women's Health
    US                             326    297    10%        10%          0%
    Intl                           558    517     8%         2%          6%
    WW                             884    814     9%         5%          4%

    (2) 2007 Includes sales from acquisition of PCH
    (3) Oral Care not disclosed in 2006

    * Selected Areas (Unaudited)

   ** Operational growth excludes the effect of currency